UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2007

C-COR Incorporated

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, PA	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814)238-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On October 29, 2007, C-COR Incorporated (“C-COR”) issued a press release announcing that it has received notification from the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has been granted in connection with the proposed merger between C-COR and ARRIS Group, Inc. (“ARRIS”), as previously announced on September 24, 2007. Each company must hold a special meeting of its shareholders in order to obtain the shareholder approval necessary to complete the merger. C-COR announced that it has set November 7, 2007 as the record date for the special meeting of its shareholders. The special meeting will be held on December 14, 2007 in Philadelphia, Pennsylvania.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Investors and Stockholders

In connection with the proposed combination of ARRIS and C-COR, ARRIS has filed with the SEC a registration statement on Form S-4, which includes a proxy statement which has also been filed by C-COR, and a proxy statement and prospectus of ARRIS. Shareholders are urged to read the final joint proxy statement/prospectus regarding the proposed transaction when the SEC declares it effective because it will contain important information. Shareholders are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ARRIS and C-COR, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ARRIS Group, Inc., 3871 Lakefield Drive, Suwanee, Georgia 30024, Attention: Investor Relations (678) 473-2647, or to C-COR, 60 Decibel Road, State College, Pennsylvania 16801, Attention: Director of Investor Relations (800) 233-2267 ext. 4402.

C-COR and certain executive officers and other members of its management may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of C-COR’s participants in the solicitation, which may be different than those of C-COR stockholders generally, is set forth in the proxy statement/prospectus relating to the merger.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Description of Document
99.1	Press Release dated October 29, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR Incorporated (Registrant)

October 29, 2007	By:	/s/ Joseph E. Zavacky
	Name:	Joseph E. Zavacky
	Title:	Controller and Assistant Secretary

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